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                                                                      EXHIBIT 21

                          NIPSCO INDUSTRIES, INC.
                  LIST OF SUBSIDIARIES AS OF DECEMBER 31, 1998

  All subsidiaries are incorporated in Indiana, except for Retyred 99, Ltd., which is incorporated in United Kingdom; Inventory Management and Distribution Company, L.L.C., Laredo Nueces Pipeline Company, MidTex Gas Storage Company, L.L.P. and NFCO Acquisition Company, which are incorporated in Texas; N Squared Aviation LLC, Market Hub Partners, Inc., Market Hub Partners L.P., NI-TEX Gas Services and Bristol Resources Production Company, L.L.C. which are incorporated in Delaware; Sun Power Corporation which is incorporated in California; Progeni, Inc. which is incorporated in Illinois; and NESI Energy Marketing Canada Ltd., NIPSCO Energy Services Canada Limited, NESI Energy Marketing Canada, Inc. and Canor Energy Ltd., which are incorporated in Alberta, Canada; NI Canada ULC which is incorporated in Nova Scotia, Canada; Portland Natural Gas
Transmission System which is incorporated in Maine. All subsidiaries are wholly-owned unless otherwise indicated.

NIPSCO Industries Management Services Company

Hamilton Harbour Insurance Services, Ltd.

NIPSCO Capital Markets, Inc.

IWC Resources Corporation
     Its subsidiaries are:
         Indianapolis Water Company
         Harbour Water Corporation
         Liberty Water Corporation
         Utility Data Corporation
         Waterway Holdings, Inc.
         IWC Services, Inc.
           Its subsidiary is:
               White River Environmental Partnership (1)
         SM&P Utility Resources, Inc.
         Miller Pipeline Corporation

Primary Energy, Inc.
     Its subsidiaries are:
         Harbor Coal Company
         Lakeside Energy Corporation
         North Lake Energy Corporation
         Portside Energy Corporation
         Cokenergy, Inc.
         Whiting Clean Energy, Inc.
         Ironside Energy Corporation

Northern Indiana Public Service Company
     Its subsidiaries are:
         NIPSCO Exploration Company, Inc.
         Shore Line Shops Incorporated

NI Energy Services, Inc. (formerly known as NIPSCO Energy Services, Inc.)
     Its subsidiaries are:
         Market Hub Partners, Inc. (3)
         Market Hub Partners, L.P. (2)

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         Inventory Management and Distribution Company, L.L.C. (3)
         NI Telecomm, Inc.
         NIPSCO Fuel Company, Inc.
           Its subsidiaries are:
               NFCO Acquisition Company
               Bristol Resources Production Company, L.L.C. (4)
         NEM Acquisition Corp.
         Crossroads Pipeline Company
         NI-TEX, Inc.
           Laredo Nueces Pipeline Company (5)
         NESI Energy Marketing, L.L.C. (7) (8)
         Green Fuels, Inc.
         NESI Power Marketing, Inc.
         NESI Integrated Energy Resources, Inc.
         NIPSCO Energy Services Canada Ltd.
           Its subsidiary is:
               NESI Energy Marketing Canada, Ltd. (10)
         NI-TEX Gas Services, Inc.
               MidTex Gas Storage Company, L.L.P. (6)
         NI Energy Services Transportation, Inc.
         NI Energy Services Development Corp.
           Its subsidiary is:
               Portland Natural Gas Transmission System (14)
         NESI Solutions, Inc.
         NESI Canadian Holdings, Inc.
         NI Canada ULC.
           Its subsidiary is:
               Canor Energy Ltd. (9)
         NIPSCO Security Services, Inc.

NIPSCO Development Company, Inc.
     Its subsidiaries are:
         Analytic Systems Laboratories, Inc. (12)
         Retyred 99, LTD.
         Protonics Research, Inc. (12)
         International Polymer Corp.
         JOF Transportation Company
         KOGAF Enterprises, Inc.
         Lake Erie Land Company, Inc.
           Its subsidiary is:
               SCC Services, Inc.
         N Squared Aviation, LLC (13)
         NDC Douglas Properties, Inc.
         NIPSCO International Power Systems Company
         Cardinal Property Management, Inc.
         Progeni, Inc.
         Sun Power Corporation (11)
         Customer Information Servcies, Inc.

Kokomo Gas and Fuel Company
     Its subsidiary is:
         KGF Trading Company

Northern Indiana Fuel and Light Company, Inc.
     Its subsidiary is:
         Northern Indiana Trading Company, Inc.
_______________
(1)   Majority-owned interest of IWC Services, Inc.
(2)   Minority-owned partnership of NI Energy Services, Inc.

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(3)   Minority-owned interest of NI Energy Services, Inc.
(4)   Majority-owned interest of NIPSCO Fuel Company, Inc.
(5)   50% owned interest of NI-TEX, Inc.
(6)   Minority-owned interest of NI-TEX Gas Services, Inc.
(7)   Majority-owned interest of NI Energy Services, Inc.
(8)   Minority-owned interest of NEM Acquisition Corporation.
(9)   Minority-owned interest of NI Canada ULC
(10)  Majority-owned by NIPSCO Energy Services Canada Ltd.
(11)  Minority-owned subsidiary of NIPSCO Development Company, Inc.
(12)  Minority-owned subsidiary of NIPSCO Development Company, Inc.
(13)  Minority-owned interest of NIPSCO Development Company, Inc.
(14)  Minority-owned interest of NI Energy Services Development Corp.

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